SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 23, 2003

(Date of earliest event reported)

PRAECIS PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30289	04-3200305
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

830 Winter Street, Waltham, Massachusetts 02451-1420

(Address of principal executive offices, including zip code)

(781) 795-4100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.                                     Other Events.

                On June 23, 2003, PRAECIS PHARMACEUTICALS INCORPORATED issued a press release announcing the filing of a Marketing Authorisation Application in Germany for Plenaxis™.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.                                     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                                        Exhibits:

99.1                                                   Press Release dated June 23, 2003 issued by PRAECIS PHARMACEUTICALS INCORPORATED.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2003	PRAECIS PHARMACEUTICALS INCORPORATED

	By	/s/ Kevin F. McLaughlin
Kevin F. McLaughlin
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated June 23, 2003 issued by PRAECIS PHARMACEUTICALS INCORPORATED.